UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 20, 2006

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2006, the Board of Directors of Kyphon Inc. (the “Board”) unanimously approved an amendment to Section 3.2 of our Amended and Restated Bylaws (the “Amendment”) to reflect that the number of directors comprising the Board is nine (9). The Amended and Restated Bylaws, as last amended April 20, 2005, previously provided that the number of directors comprising the Board was eight (8).

As previously reported on a Current Report on Form 8-K filed by Kyphon Inc. on July 26, 2006, the election of Frank M. Phillips as a ninth member of the Board was approved on July 20, 2006. The purpose of this Current Report on Form 8-K/A is to amend the previously filed Current Report on Form 8-K to supplement the disclosure with the information included in this Item 5.03, and to include as an exhibit the Amended and Restated Bylaws.

The Amended and Restated Bylaws, as amended July 20, 2006, are attached hereto as Exhibit 3.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1         Amended and Restated Bylaws, as amended July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006

KYPHON INC.

By:	/s/ Richard W. Mott
Richard W. Mott
President and Chief Executive Officer